EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Patrick T. Oakes, Chief Financial Officer of Atlantic Capital Bancshares, Inc. (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1)
the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2019 (the “Report”), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.

May 9, 2019	/s/ Patrick T. Oakes
Patrick T. Oakes
Executive Vice President, Chief Financial Officer, and Secretary